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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use, in this Amendment No. 3 to the Registration Statement on Form S-1 of our report dated February 1, 2008, relating to the financial statements of K Road Acquisition Corporation, and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey
May 9, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM